EXHIBIT 10

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No.5 to Registration Statement No. 333-88849 of Merrill Lynch Strategy Series, Inc. (the “Series”) on Form N-1A of our report dated February 21, 2003 on Merrill Lynch Strategy Growth and Income Fund, Merrill Lynch Strategy Long-Term Growth Fund and Merrill Lynch Strategy All-Equity Fund appearing in the December 31, 2002 Annual Report of the Series, in the Statement of Additional Information which is part of this Registration Statement. We also consent to the reference to us under the caption “Financial Highlights” in the Prospectus, which is also part of this Registration Statement.

/s/ Deloitte & Touche LLP
Princeton, New Jersey September 24, 2003